EXHIBIT 10.24


                                                          Execution Copy








                         TRAVELCENTERS OF AMERICA, INC.

                                  $125,000,000

                   10-1/4% Senior Subordinated Notes due 2007


                               PURCHASE AGREEMENT
                               ------------------



                                                          March 24, 1997

CHASE SECURITIES INC.
270 Park Avenue, 4th floor
New York, New York  10017


Ladies and Gentlemen:

            TravelCenters of America, Inc., a Delaware corporation (the "COMPANY"), proposes to issue and sell $125,000,000 aggregate principal amount of its 10-1/4% Senior Subordinated Notes due 2007 (the "SECURITIES") to be unconditionally guaranteed on a senior subordinated basis by the Company's principal operating subsidiaries, TA Operating Corporation ("TA") and National Auto/Truckstops, Inc. ("National"), each a Delaware corporation (together, the "Subsidiary Guarantors"). The Securities will be issued pursuant to an Indenture to be dated as of March 27, 1997 (the "INDENTURE") among the Company, the Subsidiary Guarantors and Fleet National Bank, a national banking association, as trustee (the "TRUSTEE"). The Company and each of the Subsidiary Guarantors hereby confirms its agreement with Chase Securities Inc. ("CSI" or the "INITIAL PURCHASER") concerning the purchase of the Securities from the Company by the Initial Purchaser.

            The Securities will be offered and sold to the Initial Purchaser without being registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), in reliance upon exemptions therefrom. The Company has prepared a preliminary offering memorandum dated March 10, 1997 (the "PRELIMINARY OFFERING MEMORANDUM") and will prepare an offering memorandum dated the date hereof (the "OFFERING MEMORANDUM") setting forth information concerning the Company and the Securities. Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Company to the Initial Purchaser pursuant to the terms of this Agreement. Any references herein to the Preliminary Offering Memorandum and the Offering Memorandum shall be deemed to include all amendments and supplements thereto, unless otherwise noted. The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchaser in accordance with Section 2.







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            Holders of the Securities (including the Initial Purchaser and its direct and indirect transferees) will be entitled to the benefits of an Exchange and Registration Rights Agreement, substantially in the form attached hereto as Annex A (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company and the Subsidiary Guarantors will agree to file with the Securities and Exchange Commission (the "COMMISSION") (i) a registration statement under the Securities Act (the "EXCHANGE OFFER REGISTRATION STATEMENT") registering an issue of senior subordinated notes of the Company (the "EXCHANGE SECURITIES") which are identical in all material respects to the Securities (except that the Exchange Securities will not contain terms with respect to transfer restrictions) and
(ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Securities Act (the "SHELF REGISTRATION STATEMENT").

            Capitalized terms used but not defined herein shall have the meanings given to such terms in the Offering Memorandum.

            1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY AND THE SUBSIDIARY GUARANTORS. The Company and the Subsidiary Guarantors jointly and severally represent and warrant to, and agree with, the Initial Purchaser on and as of the date hereof and the Closing Date (as defined in Section 3) that:

            (a) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, did not, and on the Closing Date the Offering Memorandum will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED that the Company makes no representation or warranty as to information contained in or omitted from the Preliminary Offering Memorandum or the Offering Memorandum in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Initial Purchaser specifically for use therein (the "INITIAL PURCHASER'S INFORMATION") (it being understood that changes in the Offering Memorandum from the Preliminary Offering Memorandum not relating to the terms and conditions of the Securities are not material).

            (b) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, contains all of the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

            (c) Assuming the accuracy of the representations and warranties of the Initial Purchaser contained in Section 2 and its compliance with the agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchaser and the offer, resale and delivery of the Securities by the Initial Purchaser in the manner contemplated by this Agreement and the Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT").






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            (d) The Company and each of its subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of Delaware, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to so qualify or have such power or authority would not, singularly or in the aggregate, have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole (a "MATERIAL ADVERSE EFFECT").

            (e) The Company had an authorized capitalization on December 31, 1996, as set forth in the Offering Memorandum under the column "Actual" under the heading "Capitalization;" all of the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and the capital stock of the Company conforms in all material respects to the description thereof contained in the Offering Memorandum. All of the outstanding shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, and after giving effect to the Transactions shall be owned free and clear of any lien, charge, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party (collectively, "Liens") (other than Liens created in connection with the Credit Agreement dated March 21, 1997, among the Company, the Lenders party thereto and The Chase Manhattan Bank, as agent (the "Credit Agreement") or in connection with the Senior Notes and except as otherwise described in the Offering Memorandum).

            (f) The Company has the requisite corporate power and authority to execute and deliver this Agreement, the Indenture, the Registration Rights Agreement and the Securities (the "TRANSACTION DOCUMENTS") and to perform its obligations hereunder and thereunder; and all corporate actions required to be taken by the Company for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby have been duly and validly taken. Each of the Subsidiary Guarantors has the requisite corporate power and authority to execute and deliver this Agreement, the Indenture and the Registration Rights Agreement and to perform its obligations hereunder and thereunder; and all corporate actions required to be taken by each of the Subsidiary Guarantors for the due and proper authorization, execution, and delivery of each of this Agreement, the Indenture and the Registration Rights Agreement and the consummation of the transactions contemplated thereby have been duly and validly taken.

            (g) This Agreement has been duly authorized, executed and delivered by the Company and each of the Subsidiary Guarantors and constitutes a valid






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      and legally binding agreement of the Company and each of the Subsidiary
      Guarantors enforceable in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law) and except to the extent that indemnification or contribution provisions may be unenforceable.

            (h) The Registration Rights Agreement has been duly authorized by the Company and each of the Subsidiary Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and each of the Subsidiary Guarantors enforceable against the Company and each of the Subsidiary Guarantors in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law) and except to the extent that indemnification or contribution provisions may be unenforceable.

            (i) The Indenture (including the Guarantees set forth therein) has been duly authorized by the Company and each of the Subsidiary Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and each of the Subsidiary Guarantors enforceable against the Company and each of the Subsidiary Guarantors in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law). On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

            (j) The Securities have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

            (k) Each Transaction Document conforms in all material respects to the description thereof contained in the Offering Memorandum.







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            (l) The execution, delivery and performance by the Company and each of the Subsidiary Guarantors of each of the Transaction Documents, as applicable, and the issuance, authentication, sale and delivery of the Securities and compliance by the Company with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, other than the agreements relating to existing indebtedness of the Company and its subsidiaries that is being refinanced in connection with the Transactions, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries (each amended to date) or any statute or any judgment, order, decree, rule or regulation of any court or arbitrator or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; except for such conflicts, breaches, violations, defaults, liens, charges or encumbrances that would not, singularly or in the aggregate, have a Material Adverse Effect; and no consent, approval, authorization or order of, or filing or registration with, any such court or arbitrator or governmental agency or body under any such statute, judgment, order, decree, rule or regulation is required for (i) the execution, delivery and performance by the Company and each of the Subsidiary Guarantors, as applicable, of each of the Transaction Documents, (ii) the issuance, authentication, sale and delivery of the Securities and compliance by the Company with the terms thereof and (iii) the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, filings, registrations or qualifications (A) which shall have been obtained or made on or prior to the Closing Date, (B) as may be required to be obtained or made under the Securities Act and applicable state securities laws as provided in the Registration Rights Agreement and (C) the failure of which to obtain or make would not, singularly or in the aggregate, have a Material Adverse Effect.

            (m) Price Waterhouse LLP are independent certified public accoun tants with respect to the Company and its subsidiaries within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants ("AICPA") and its interpretations and rulings thereunder. The historical financial statements (including the related notes) contained in the Offering Memorandum (i) have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods covered thereby (other than the historical financial statements of the TA Subsidiary for 1992 and 1993, which include all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of such data and which were prepared on a basis that is consistent with the audited financial statements for the TA Subsidiary appearing in the






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      Offering Memorandum; however, the financial data for the BP Predecessor
      Business may not be comparable to the financial data for (i) the TA Subsidiary for a number of reasons, including purchase accounting for the TA Acquisition and the addition of significant interest expense following the TA Acquisition) and (ii) fairly present in all material respects the financial position of the entities purported to be covered thereby at the respective dates indicated and the results of their operations and their cash flows for the respective periods indicated; and the audited financial information contained in the Offering Memorandum under the headings "Summary--Summary Supplemental and Pro Forma Consolidated Financial Data," "Capitalization," "Selected Consolidated Financial Data," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Management--Executive Compensation" are derived from the accounting records of the Company and its subsidiaries and fairly present in all material respects the information purported to be shown thereby. The PRO FORMA financial information contained in the Offering Memorandum has been prepared on a basis consistent with the historical financial statements contained in the Offering Memorandum (except for the PRO FORMA adjustments specified therein), gives effect to assumptions made on a reasonable basis and fairly presents in all material respects the historical and proposed transactions contemplated by the Offering Memorandum and the Transaction Documents. The other historical financial and statistical information and data included in the Offering Memorandum are, in all material respects, accurately presented.

            (n) There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, singularly or in the aggregate, could reasonably be expected to have a Material Adverse Effect; and to the knowledge of the Company, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

            (o) No action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the issuance of the Securities or suspends the sale of the Secu rities in any jurisdiction; no injunction, restraining order or order of any nature by any federal or state court of competent jurisdiction has been issued with respect to the Company or any of its subsidiaries which would prevent or suspend the issuance or sale of the Securities or the use of the Preliminary Offering Memorandum or the Offering Memorandum in any jurisdiction; no action, suit or proceeding is pending against or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries before any court or arbitrator or any governmental agency, body or official, domestic or foreign, which could reasonably be expected to inter fere with or adversely affect the issuance of the Securities or in any manner draw into question the validity or enforceability of any of the Transaction Documents or any action taken or to be taken pursuant thereto; and the Company has complied with any and all requests by any securities authority in






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      any jurisdiction for additional information to be included in the
      Preliminary Offering Memorandum and the Offering Memorandum.

            (p) Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws (as amended to date), (ii) in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject, except any violation or default under clauses (ii) or (iii) that would not have a Material Adverse Effect.

            (q) The Company and each of its subsidiaries possess all material licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, the appropriate federal, state or foreign regulatory agencies or bodies which are necessary for the ownership of their respective properties or the conduct of their respective businesses as described in the Offering Memorandum, except where the failure to possess or make the same would not, singularly or in the aggregate, have a Material Adverse Effect, and neither the Company nor any of its subsidiaries has received notification of any revocation or modification of any such license, certificate, authorization or permit or has any reason to believe that any such license, certificate, authorization or permit will not be renewed, except where such revocation, modification or non renewal would not have a Material Adverse Effect.

            (r) The Company and each of its subsidiaries have filed or requested extensions with respect to all federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof and have paid all taxes due thereon, other than returns or taxes being contested in good faith or taxes currently payable without penalty or interest, except where the failure to so file or make such payments would not, singularly or in the aggregate, have a Material Adverse Effect, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company or any of its subsidiaries have any knowledge of any tax deficiency that could reasonably be expected to have) a Material Adverse Effect.

            (s) Neither the Company nor any of its subsidiaries is (i) required to be registered as an "investment company" under the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT"), and the rules and regulations of the Commission thereunder or (ii) a "holding company" or a "subsidiary company" of a holding company or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended.







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            (t) The Company and each of its subsidiaries maintain a system of internal accounting controls which the Company believes is sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are re corded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and
      (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (u) The Company and each of its subsidiaries have insurance (including self-insurance, pursuant to customary deductibles and exclusions) covering their respective properties, operations, personnel and businesses, which insurance is in the opinion of the Company in amounts and insures against such losses and risks as are adequate to protect their respective businesses.

            (v) The Company and each of its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses as currently conducted, except where the failure to so own or possess such rights would not reasonably be expected to have a Material Adverse Effect; and the Company has no reason to believe that the conduct of their respective businesses as currently conducted will conflict in any material respect with, and the Company and its subsidiaries have not received any notice of any claim of conflict with, any such rights of others, in either case, which would reasonably be expected to have a Material Adverse Effect.

            (w) The Company and each of its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property which are material to the business of the Company and its subsidiaries, in each case, after giving effect to the Transactions, free and clear of all liens, encumbrances, claims and defects and imperfections of title except such as
      (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries, (ii) are contemplated by or permitted under the Credit Agreement or the Senior Secured Note Exchange Agreements, each dated as of March 21, 1997, among the Company and each purchaser of Senior Notes (the "SENIOR NOTE EXCHANGE AGREEMENTS") or (iii) could not reasonably be expected to have a Material Adverse Effect.

            (x) No labor disturbance by or dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is contemplated or threatened, in either case which would reasonably be expected to have a Material Adverse Effect.






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            (y) No non-exempt "prohibited transaction" (as defined in Section
      406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "CODE")) or "accumulated funding deficiency" (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan of the Company or any of its subsidiaries which could reasonably be expected to have a Material Adverse Effect; each such employee benefit plan is in compliance in all material respects with applicable law, including ERISA and the Code; the Company and each of its subsidiaries have not incurred and do not expect to incur any material liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any pension plan for which the Company or any of its subsidiaries would have any liability; and each such pension plan that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which could reasonably be expected to cause the loss of such qualification.

            (z) Except as disclosed in the Offering Memorandum, there has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission or other release of any kind of toxic or other wastes or other hazardous substances by, due to or caused by the Company or any of its subsidiaries (or, to the knowledge of the Company, any other entity (including any predecessor) for whose acts or omissions the Company or any of its subsidiaries is or could reasonably be expected to be liable) upon any of the property now or previously owned or leased by the Company or any of its subsidiaries, or upon any other property, in violation of any statute or any ordinance, rule, regulation, order, judgment, decree or permit or which would, under any statute or any ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability that could not reasonably be expected to have, singularly or in the aggregate with all such violations and liabilities, a Material Adverse Effect; and except as disclosed in the Offering Memorandum, there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company has knowledge, except for any such disposal, discharge, emission or other release of any kind which could not reasonably be expected to have, singularly or in the aggregate with all such discharges and other releases, a Material Adverse Effect.

                  (aa) On and immediately after the Closing Date, the Company together with its subsidiaries on a consolidated basis (after giving effect to the issuance of the Securities and to the other transactions related thereto as described in the Offering Memorandum) will be Solvent. As used in this paragraph, the term "Solvent" means, with respect to a particular date, that on such date (i) the present fair saleable value of the assets of the Company together with






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            its subsidiaries on a consolidated basis is not less than the total amount required to pay the probable liabilities of the Company together with its subsidiaries on a consolidated basis on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, (ii) the Company together with its subsidiaries on a consolidated basis is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, (iii) assuming the sale of the Securities as contemplated by this Agreement and the Offering Memorandum, the Company together with its subsidiaries on a consolidated basis is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature and (iv) the Company together with its subsidiaries on a consolidated basis is not engaged in any business or transaction, and is not about to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Company is engaged. In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                  (bb) Except as described in the Offering Memorandum, there are no outstanding subscriptions, rights, warrants, calls or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the issuance of, any shares of capital stock of or other equity or other ownership interest in the Company or any of its subsidiaries of the Company other than those owned or held by the Company or another subsidiary of the Company.

                  (cc) Neither the Company nor any of its subsidiaries owns any
            "mar gin securities" as that term is defined in Regulations G and U of the Board of Governors of the Federal Reserve System (the "FEDERAL RESERVE BOARD"), and none of the proceeds of the sale of the Securities will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally in curred to purchase or carry any margin security or for any other purpose which might cause any of the Securities to be considered a "purpose credit" within the meanings of Regulation G, T, U or X of the Federal Reserve Board.

            (dd) Other than this Agreement or as disclosed in the Offering Memorandum under "Certain Transactions," neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Initial Purchaser for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Securities.

                  (ee) The Securities satisfy the eligibility requirements of
            Rule 144A(d)(3) under the Securities Act.






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            (ff) Neither the Company nor any of its affiliates has, directly or through any agent (except that no representation is made with respect to the activities of the Initial Purchaser), sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as such term is defined in the Securities Act), which is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

            (gg) None of the Company or any of its affiliates or any other person acting on its or their behalf has engaged, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

            (hh) There are no securities of the Company registered under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), or listed on a national securities exchange or quoted in a U.S. automated inter-dealer quotation system.

            (ii) The Company has not taken and will not take, directly or indirectly, any action prohibited by Regulation M under the Exchange Act in connection with the offering of the Securities.

            (jj) Since the date as of which information is given in the Offering Memorandum, except as otherwise disclosed or stated therein, (i) there has been no material adverse change or any development reasonably likely to cause a material adverse change in the condition, financial or otherwise, results of operations, business, management or prospects of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business, (ii) the Company has not incurred any material liability or obligation, direct or contingent, other than in the ordinary course of business, (iii) the Company has not entered into any material transaction other than in the ordinary course of business and
      (iv) there has not been any change in the capital stock or long-term debt of the Company, or any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

            2. PURCHASE AND RESALE OF THE SECURITIES. (a) On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions set forth herein, the Company agrees to issue and sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Company, $125,000,000 principal amount of Securities at a purchase price equal to 97% of the principal amount thereof, plus accrued unpaid interest, if any, from the date of issuance. The Company shall not be obligated to deliver any of the Securities except upon payment for all of the Securities to be purchased as provided herein.

            (b) The Initial Purchaser has advised the Company that it proposes to offer the Securities for resale pursuant to the procedures upon the terms and subject to the conditions set forth herein and in the Offering Memorandum. The Initial Purchaser represents and warrants to, and agrees with, the Company and each






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                                                                    12




Subsidiary Guarantor that (i) it is purchasing the Securities pursuant to a private sale exempt from registration under the Securities Act, (ii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act ("REGULATION D") or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (iii) it has solicited and will solicit offers for the Securities only from, and has offered or sold and will offer, sell or deliver the Securities, as part of its initial offering, only to (A) persons whom it reasonably believes to be qualified institutional buyers ("QUALIFIED INSTITUTIONAL BUYERS") as defined in Rule 144A under the Securities Act, or if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to it that each such account is a Qualified Institutional Buyer to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A and in each case, in transactions in accordance with Rule 144A and (B) a limited number of other accredited investors as defined in Rule 501(a)(1), (2), (3) or (7) under Regulation D that are institutional investors ("INSTITUTIONAL ACCREDITED INVESTORS") in private sales exempt from registration under the Securities Act. The Initial Purchaser, represents, warrants and agrees to and with the Company and the Subsidiary Guarantors that it is either a Qualified Institutional Buyer or an Institutional Accredited Investor, in either case with such knowledge and experience in financial and business matters as are necessary to evaluate the merits and risks of an investment in the Securities, and is acquiring its interest in the Securities not with a view to the distribution or resale thereof, except in accordance with this Agreement and the Offering Memorandum. The Initial Purchaser agrees that, prior to or simulta neously with the confirmation of sale by the Initial Purchaser to any purchaser of any of the Securities purchased by the Initial Purchaser from the Company pursuant hereto, the Initial Purchaser shall furnish to that purchaser a copy of the Offering Memorandum (including any amendment or supplement thereto that the Company shall have furnished to the Initial Purchaser prior to the date of such confirmation of sale). In addition to the foregoing, the Initial Purchaser acknowledges, agrees and understands that the Company and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to Sections 5(d) and (e), counsel for the Company and for the Initial Purchaser, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchaser and its compliance with its agreements contained in this Section 2, and the Initial Purchaser hereby consents to such reliance.

            (c) The Company acknowledges and agrees that the Initial Purchaser may sell Securities to any affiliate of the Initial Purchaser and that any such affiliate may sell Securities purchased by it to the Initial Purchaser, to the extent such sales are in compliance with the covenants, and do not conflict with the representations and warranties, of the Initial Purchaser in this Section 2.

            3. DELIVERY OF AND PAYMENT FOR THE SECURITIES. (a) Delivery of and payment for the Securities shall be made at the offices of Paul, Weiss, Rifkind, Wharton & Garrison, New York, New York, or at such other place as shall be agreed upon by the Initial Purchaser and the Company, at 10:00 A.M., New York City time, on March 27, 1997, or at such other time or date, not later than seven full business days thereafter, as shall be agreed upon by the Initial Purchaser and the Company

(such date and time of payment and delivery being referred to herein as the "CLOSING DATE").

            (b) On the Closing Date, payment of the purchase price for the Securities shall be made to the Company by wire or book-entry transfer of immediately available same-day funds to such account or accounts as the Company shall specify prior to the Closing Date or by such other means as the parties hereto shall agree prior to the Closing Date against delivery to the Initial Purchaser of the certificates evidencing the Securities. Upon delivery, the Securities shall be in global form, registered in such names and in such denominations as the Initial Purchaser shall have requested in writing not less than two full business days prior to the Closing Date. The Company agrees to make one or more global certificates evidencing the Securities available for inspection by the Initial Purchaser in New York, New York at least 24 hours prior to the Closing Date.

            4. FURTHER AGREEMENTS OF THE COMPANY. The Company and each of the Subsidiary Guarantors agree with the Initial Purchaser:

            (a) to advise the Initial Purchaser promptly and, if requested, confirm such advice in writing, of the happening of any event which makes any statement of a material fact made in the Offering Memorandum untrue or which requires the making of any additions (in respect of material omissions) to or changes in the Offering Memorandum (as amended or supplemented from time to time) in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; to advise the Initial Purchaser promptly of any order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum, of any suspension of the qualification of the Securities for offering or sale in any jurisdiction and of the initiation or threatening of any proceeding for any such purpose; and to use its reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum or suspending any such qualification and, if any such suspension is issued, to use its reasonable best efforts to obtain the lifting thereof at the earliest possible time;

            (b) to furnish promptly to each of the Initial Purchaser and counsel for the Initial Purchaser, without charge, as many copies of the Offering Memorandum (and any amendments or supplements thereto) as may be reasonably requested;

            (c) prior to making any amendment or supplement to the Offering Memorandum, to furnish a copy thereof to each of the Initial Purchaser and counsel for the Initial Purchaser and not to effect any such amendment or supplement to which the Initial Purchaser shall reasonably object by notice to the Company after a reasonable period to review;

            (d) if, at any time prior to completion of the resale of the Securities by the Initial Purchaser, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Offering Memorandum in order that the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, to promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission or so that the Offering Memorandum, as so amended or supplemented, will comply with applicable law;

            (e) for so long as the Securities are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, to furnish to sellers or prospective sellers of the Securities and prospective purchasers of the Securities designated by such sellers or prospective sellers, upon request of such sellers or prospective sellers or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to and in compliance with Section 13 or 15(d) of the Exchange Act (the foregoing agreement being for the benefit of the holders from time to time of the Securities that are prospective sellers of the Securities and prospective purchasers of the Securities designated by such holders);

            (f) during the three-year period following the Closing Date, if the Securities are then outstanding, to furnish to the Initial Purchaser copies of any annual reports, quarterly reports and current reports filed by the Company with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company to the Trustee or to the holders of the Securities pursuant to the Indenture or the Exchange Act or any rule or regulation of the Commission thereunder;

            (g) to promptly take from time to time such actions as the Initial Purchaser may reasonably request to qualify the Securities for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Initial Purchaser may designate and to continue such qualifications in effect for so long as required for the resale of the Securities; and to arrange for the determination of the eligibility for investment of the Securities under the laws of such jurisdictions as the Initial Purchaser may reasonably request; PROVIDED that the Company and its subsidiaries shall not be obligated to qualify as foreign corporations in any jurisdiction in which they are not so qualified, to file a general consent to service of process in any jurisdiction or to subject itself to taxation in excess of a nominal dollar amount in any jurisdiction where it is not so subject;

            (h) to assist the Initial Purchaser in arranging for the Securities to be designated Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") Market securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. ("NASD") relating to trading in the PORTAL Market and for the Securities to be eligible for clearance and settlement through the Depository Trust Company ("DTC");

            (i) not to, and to use its reasonable best efforts to cause its affiliates not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as such term is defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require registration of the Securities under the Securities Act;

            (j) except following the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, not to, and to use its reasonable best efforts to cause its affiliates not to, and not to authorize or knowingly permit any person acting on their behalf to, solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising within the meaning of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and not to offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, contract or disposition would cause the exemption afforded by
      Section 4(2) of the Securities Act to cease to be applicable to the offering and sale of the Securities as contemplated by this Agreement and the Offering Memorandum;

            (k) for a period of 180 days from the date of the Offering Memorandum, not to offer for sale, sell, contract to sell or otherwise dispose of, directly or indirectly, or file a registration statement for, or announce any offer, sale, contract for sale of or other disposition of any debt securities issued or guaranteed by the Company or any of its subsidiaries (other than the Securities or Exchange Securities; it being understood that, for the purposes of this Section 4(k), the term debt securities does not include: (i) indebtedness incurred pursuant to the Credit Facilities, (ii) indebtedness incurred under any other term, revolving credit or bank facility provided by banks or bank syndicates,
      (iii) the Senior Notes, (iv) any other senior indebtedness incurred by the Company pursuant to a private placement transaction (but not pursuant to Rule 144A) or (v) indebtedness issued to Operators, Franchisee-Owners or third-party sellers in connection with the termination of TravelCenter leases or the acquisition by the Company of travel centers, as the case may be, whether or not, in each case, evidenced by a note) without the prior written consent of the Initial Purchaser (which consent shall not be unreasonably withheld);

            (l) during the period from the Closing Date until two years after the Closing Date, without the prior written consent of the Initial Purchaser, not to, and not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been reacquired by them, except for Securities purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act;

            (m) not to, for so long as the Securities are outstanding, be or become, or be or become owned by, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act, and to not be or become, or be or become owned by, a closed-end investment company required to be registered, but not registered thereunder;

            (n) in connection with the offering of the Securities, until the Initial Purchaser shall have notified the Company of the completion of the resale of the Securities, not to, and to use its reasonable best efforts to cause its affiliated purchasers (as defined in Rule 100 of Regulation M under the Exchange Act) not to, directly or indirectly, either alone or with one or more other persons, bid for, purchase, or attempt to induce any person to bid for or purchase, a covered security during the applicable restricted period;

            (o) in connection with the offering of the Securities, to make its officers, employees, independent accountants and legal counsel reasonably available upon request by the Initial Purchaser;

            (p) to furnish to the Initial Purchaser on the date hereof a copy of the independent accountants' report included in the Offering Memorandum signed by the accountants rendering such report;

            (q) to do and perform all things required to be done and performed by it under this Agreement that are within its control prior to or after the Closing Date, and to use its reasonable best efforts to satisfy all conditions precedent on its part to the delivery of the Securities;

            (r) except as contemplated by or disclosed in the Offering Memorandum, including, without limitation, the consummation of the Transactions, to not take any action prior to the execution and delivery of the Indenture which, if taken after such execution and delivery, would have violated any of the covenants contained in the Indenture;

            (s) to not take any action prior to the Closing Date which would require the Offering Memorandum to be amended or supplemented pursuant to
      Section 4(d);

            (t) prior to the Closing Date, not to issue any press release or other communication to the general public directly or indirectly or hold any press conference with respect to the Company, its financial condition or earnings or other results of operations or business prospects (except for marketing communications in the ordinary course of business), without the prior written consent of the Initial Purchaser, unless in the judgment of the Company and its counsel, and after notification to the Initial Purchaser, such press release or communication is required by law or failure to issue such press release or communication could reasonably be expected to have a Material Adverse Effect; and

            (u) to apply the net proceeds from the sale of the Securities as set forth in the Offering Memorandum under the heading "Use of Proceeds."

            Notwithstanding any provision of Sections 4(a) or 4(d) to the contrary, the Company's obligations under Sections 4(a) and 4(d) shall terminate on the earliest to occur of (i) 180 days after the Closing Date, (ii) the effective date of an Exchange Offer Registration Statement pursuant to the Registration Rights Agreement, (iii) the effective date of a Shelf Registration Statement pursuant to the Registration Rights Agreement and (iv) the date upon which the Initial Purchaser and its affiliates cease to hold Securities acquired as part of the initial distribution, the occurrence of which the Initial Purchaser shall promptly notify the Company and the Subsidiary Guarantors.

            5. CONDITIONS OF INITIAL PURCHASER'S OBLIGATIONS. The respective obligations of the Initial Purchaser hereunder are subject to the accuracy in all material respects, on and as of the date hereof and the Closing Date, of the representations and warranties of the Company and the Subsidiary Guarantors contained herein, to the accuracy in all material respects of the statements of the Company and its Subsidiary Guarantors and their officers made in any certificates delivered pursuant hereto, to the performance in all material respects by the Company and the Subsidiary Guarantors of their obligations hereunder, and to each of the following additional terms and conditions:

            (a) The Offering Memorandum (including any amendments or supplements thereto) shall have been printed and copies distributed to the Initial Purchaser as promptly as practicable on or following the date of this Agreement or at such other date and time as to which the Initial Purchaser may agree; and no stop order suspending the sale of the Securities in any ju risdiction shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

            (b) On the date thereof, the Offering Memorandum did not and on the Closing Date the Offering Memorandum shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of each of the Transaction Documents and the Offering Memorandum, and all other legal matters relating to the Transaction Documents and the transactions contemplated thereby, shall be reasonably satisfactory in all material respects to the Initial Purchaser, and the Company shall have furnished to the Initial Purchaser all documents and information that they or their counsel may reasonably request to enable them to pass upon such matters.

            (d) each of Paul, Weiss, Rifkind, Wharton & Garrison, Calfee, Halter & Griswold and James F. Blackstock, Esq. shall have furnished to the Initial Purchaser their written opinions, as counsel or special counsel to the Company, addressed to the Initial Purchaser and dated the Closing Date, substantially to the effect set forth in Annex B-1, Annex B-2 and Annex B-3 hereto, respectively.

            (e) The Initial Purchaser shall have received from Cravath Swaine & Moore, counsel for the Initial Purchaser, such opinion or opinions, dated the Closing Date, with respect to such matters as the Initial Purchaser may reasonably require, and the Company shall have furnished to such counsel such documents and information as they reasonably request for the purpose of enabling them to pass upon such matters.

            (f) The Company shall have furnished to the Initial Purchaser a letter (the "INITIAL LETTER") of Price Waterhouse LLP, addressed to the Initial Purchaser and dated the date hereof, substantially to the effect set forth in Annex C hereto.

            (g) The Company shall have furnished to the Initial Purchaser a letter (the "BRING-DOWN LETTER") of Price Waterhouse LLP, addressed to the Initial Purchaser and dated the Closing Date (i) confirming that they are independent public accountants with respect to the Company and its subsidiaries within the meaning of Rule 101 of the Code of Professional Conduct of the AICPA and its interpretations and rulings thereunder, (ii) stating, as of the date of the Bring-Down Letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than three business days prior to the date of the Bring-Down Letter), that the conclusions and findings of such accountants with respect to the financial information and other matters covered by the Initial Letter are accurate in all material respects and (iii) confirming in all material respects the conclusions and findings set forth in the Initial Letter.

            (h) The Company and the Subsidiary Guarantors shall have furnished to the Initial Purchaser a certificate, dated the Closing Date, executed by its chief executive officer and its chief financial officer, in such capacities and on behalf of the Company and the Subsidiary Guarantors and stating that (A) such officers have carefully examined the Offering Memorandum, (B) to such officers' knowledge, the Offering Memorandum, as of its date, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and since the date of the Offering Memorandum, no event has occurred which should have been set forth in a supplement or amendment to the Offering Memorandum so that the Offering Memorandum (as so amended or supplemented) would not include any untrue statement of a material fact and would not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (C) to such officers' knowledge as of the Closing Date, the representations and warranties of the Company in this Agreement are true and correct in all material respects, the Company has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder on or prior to the Closing Date, and subsequent to the date of the most recent financial statements contained in the Offering Memorandum, there has been no event or development that could reasonably be expected to result in a Material Adverse Effect.

            (i) The Initial Purchaser shall have received a counterpart of the Registration Rights Agreement which shall have been executed and delivered by a duly authorized officer of the Company and by a duly authorized officer of each of the Subsidiary Guarantors.

            (j) The Indenture shall have been duly executed and delivered by the Company, each of the Subsidiary Guarantors and the Trustee, and the Securities shall have been duly executed and delivered by the Company and duly authenticated by the Trustee.

            (k) The Securities shall have been approved by the NASD for trading in the PORTAL Market.

            (l) If any event shall have occurred that requires the Company under
      Section 4(d) to prepare an amendment or supplement to the Offering Memorandum, such amendment or supplement shall have been prepared, the Initial Purchaser shall have been given a reasonable opportunity to comment thereon, and copies thereof shall have been delivered to the Initial Purchaser.

            (m) (i) The Company and each of the Subsidiary Guarantors shall have entered into the Credit Facilities and agreements relating to the exchange of the Senior Notes for the Existing Senior Notes and (ii) the Transactions shall have been consummated or will be consummated contemporaneously with the offering of the Securities in each case substantially on the terms described in the Offering Memorandum.

            (n) There shall not have occurred any invalidation of Rule 144A under the Securities Act by any court or any withdrawal or proposed withdrawal of any rule or regulation under the Securities Act or the Exchange Act by the Commission or any amendment or proposed amendment thereof by the Commission which in the reasonable judgment of the Initial Purchaser would materially impair the ability of the Initial Purchaser to purchase, hold or effect resales of the Securities as contemplated hereby.

            (o) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Offering Memorandum (exclusive of any amendment or supplement thereto), there shall not have been any change in the capital stock or long-term debt or any change, event or development that would reasonably be expected to result in a Material Adverse Effect, the effect of which is, in the reasonable judgment of the Initial Purchaser, so material and adverse as to make it impracticable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Offering Memorandum (exclusive of any amendment or supplement thereto).

            (p) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Securities; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Securi ties.

            (q) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Securities or any of the Company's other debt securities or preferred stock by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services and
      (ii) neither such organization shall have publicly announced that it has under surveillance or review (other than an announcement with positive implications of a possible upgrading), its rating of the Securities or any of the Company's other debt securities or preferred stock.

            (r) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or limited, or minimum prices shall have been established on any such exchange or market by the Commission, by any such exchange or by any other regulatory body or governmental authority having jurisdiction, or trading in any securities of the Company on any exchange or in the over-the-counter market shall have been suspended or (ii) any moratorium on commercial banking activities shall have been declared by federal or New York state authorities or (iii) an outbreak or escalation of hostilities or a declaration by the United States of a national emergency or war or (iv) a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) the effect of which, in the case of this clause (iv), is, in the reasonable judgment of the Initial Purchaser, so material and adverse as to make it impracticable to proceed with the sale or the delivery of the Securities on the terms and in the manner contemplated by this Agreement and in the Offering Memorandum (exclusive of any amendment or supplement thereto).

            All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchaser. Such opinions, letters, evidence and certificates shall be deemed so satisfactory if they are substantially in the form of the appropriate annex or exhibit to this Agreement.

            6. TERMINATION. The obligations of the Initial Purchaser hereunder may be terminated by the Initial Purchaser, in its absolute discretion, by notice given to and received by the Company prior to delivery of and payment for the Securities if, prior to that time, any of the events described in Section 5(n), (o), (p), (q) or (r) shall have occurred and be continuing.

            7. REIMBURSEMENT OF INITIAL PURCHASER'S EXPENSES. If (a) this Agreement shall have been terminated pursuant to Section 6 (other than in respect of paragraphs (n), (p) or (r) of Section 5), (b) the Company shall fail to tender the Securities for delivery to the Initial Purchaser for any reason permitted under this Agreement (other than a breach of this Agreement by the Initial Purchaser) or (c) the Initial Purchaser shall decline to purchase the Securities for any reason permitted under this Agreement (other than as a result of a termination of this Agreement pursuant to Section 6 in respect of paragraphs (n), (p) or (r) of Section 5), the Company shall reimburse the Initial Purchaser for such out-of-pocket expenses (including reasonable fees and disbursements of counsel) as shall have been reasonably incurred by the Initial Purchaser in connection with this Agreement and the proposed purchase and resale of the Securities.

            8. INDEMNIFICATION. (a) The Company and each of the Subsidiary Guarantors shall jointly and severally indemnify and hold harmless the Initial Purchaser, its affiliates, its respective officers, directors, employees, representatives and agents, and each person, if any, who controls the Initial Purchaser within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 8(a) and Section 9 as an Initial Purchaser), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of the Securities), to which the Initial Purchaser may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum or in any information provided by the Company pursuant to Section 4(e) or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse the Initial Purchaser for any legal or other expenses reasonably incurred by the Initial Purchaser (upon presentation of a statement or statements therefor in reasonable detail) in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with the Initial Purchaser's Information; and PROVIDED, FURTHER, that with respect to any such untrue statement in or omission from the Preliminary Offering Memorandum, the indemnity agreement contained in this Section 8(a) shall not inure to the benefit of the Initial Purchaser to the extent that the sale to the person asserting any such loss, claim, damage, liability or action was an initial resale by the Initial Purchaser and any such loss, claim, damage, liability or action of or with respect to the Initial Purchaser results from the fact that both (A) a copy of the Offering Memorandum was not sent or given to such person at or prior to the written confirmation of the sale of such Securities to such person and (B) the untrue statement in or omission from the Preliminary Offering






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                                                                    22




Memorandum was corrected in the Offering Memorandum unless, in either case, such failure to deliver the Offering Memorandum was a result of non-compliance by the Company with Section 4(b).

            (b) The Initial Purchaser, shall indemnify and hold harmless the Company, its affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 8(b) and Section 9 as the Company), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any Initial Purchaser's Information, and shall reimburse the Company for any legal or other expenses reasonably incurred by the Company (upon presentation of a statement or statements therefor in reasonable detail) in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred.

            (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 8(a) or 8(b), notify the indemnifying party in writing of the claim or the commencement of that action; PROVIDED, HOWEVER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent that it has been materially prejudiced by such failure; and, PROVIDED, FURTHER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this
Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; PROVIDED, HOWEVER, that an indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may reasonably be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any appropriate local counsel) at any one time for all such indemnified party or parties, or for fees or expenses that are not reasonable. Each indemnified party, as a condition of the indemnity agreements contained in Sections 8(a) and 8(b), shall use its reasonable best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is reasonably or could have been a party and indemnity reasonably could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

            The obligations of the Company and the Initial Purchaser in this
Section 8 and in Section 9 are in addition to any other liability that the Company or the Initial Purchaser, as the case may be, may otherwise have, including in respect of any breaches of representations, warranties and agreements made herein by any such party.

            9. CONTRIBUTION. If the indemnification provided for in Section 8 is unavailable or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchaser on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on






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                                                                    24




the one hand and the Initial Purchaser on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchaser on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by or on behalf of the Company, on the one hand, and the total discounts and commissions received by the Initial Purchaser with respect to the Securities purchased under this Agreement, on the other, bear to the total gross proceeds from the sale of the Securities under this Agreement, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to the Company or information supplied by the Company on the one hand or to the Initial Purchaser's Information on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Subsidiary Guarantors and the Initial Purchaser agree that it would not be just and equitable if contributions pursuant to this Section 9 were to be determined by PRO RATA allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 9 shall be deemed to include, for purposes of this Section 9, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 9, the Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total discounts and commissions received by the Initial Purchaser with respect to the Securities purchased by it under this Agreement exceeds the amount of any damages which the Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission to state a material fact or a breach of a representation or warranty set forth in this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            10. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Initial Purchaser, the Company, each of the Subsidiary Guarantors and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except as provided in Sections 8 and 9 with respect to affiliates, officers, directors, employees, representatives, agents and controlling persons of the Company and the Initial Purchaser and in Section 4(e) with respect to holders and prospective purchasers of the Securities. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 10, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.







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                                                                    25




            11. EXPENSES. The Company agrees with the Initial Purchaser to pay
(a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (b) the costs incident to the preparation, printing and distribution of the Preliminary Offering Memorandum, the Offering Memorandum (including any amendments or supplements thereto); (c) the costs of reproducing and distributing each of the Transaction Documents; (d) the costs incident to the preparation, printing and delivery of the certificates evidencing the Securities, including stamp duties and transfer taxes, if any, payable upon issuance of the Securities to the Initial Purchaser; (e) the fees and expenses of the Company's counsel and independent accountants; (f) the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions as provided in Section 4(h) and of preparing, printing and distributing Blue Sky Memoranda (including related fees and expenses of counsel for the Initial Purchaser); (g) any fees charged by rating agencies for rating the Securities; (h) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (i) all expenses and application fees incurred in connection with the application for the inclusion of the Securities on the PORTAL Market and the approval of the Securities for book-entry transfer by DTC; and (j) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement which are not otherwise specifically provided for in this Section 11; PROVIDED, HOWEVER, that, except as otherwise provided in this Section 11 and Section 7, the Initial Purchaser shall pay its own costs and expenses including, without limitation, the costs of travel and lodging, 50% of the costs of chartering aircraft in connection with the roadshow, the costs and expenses of its counsel, any transfer taxes payable by it on the Securities which it may sell and the expenses of advertising any offering of the Securities made by the Initial Purchaser.

            12. SURVIVAL. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Subsidiary Guarantors and the Initial Purchaser contained in this Agreement or made by or on behalf of the Company, the Subsidiary Guarantors or the Initial Purchaser pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any of their respective affiliates, officers, directors, employees, representatives, agents or controlling persons.

            13. NOTICES, ETC. All statements, requests, notices and agreements hereunder shall be in writing, and:

            (a) if to the Initial Purchaser, shall be delivered or sent by mail or telecopy transmission to Chase Securities Inc., 270 Park Avenue, New York, New York 10017, Attention: Mr. Thomas H. Walker (telecopier no.:
      (212) 270-0994); or







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                                                                    26




            (b) if to the Company, shall be delivered or sent by mail or telecopy transmission to the address of the Company set forth in the Offering Memorandum,

                  24601 Center Ridge Road
                  Westlake, OH 44145
                  Attention:  Mr. James W. George
                  (telecopier no.:  (216) 808-3301)

            With a copy to:

                  The Clipper Group, L.P.
                  11 Madison Avenue, 26th Floor
                  New York, NY 10010
                  Attention:  Rolf H. Towe
                              Rowan G.P. Taylor
                  (telecopier no.: (212) 448-5463)

            Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

PROVIDED that any notice to the Initial Purchaser pursuant to Section 8(c) shall also be delivered or sent by mail to the Initial Purchaser at its address set forth on the signature page hereof. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

            14. DEFINITION OF TERMS. For purposes of this Agreement, (a) the term "business day" means any day on which the New York Stock Exchange, Inc. is open for trading, (b) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act and (c) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act.

            15. INITIAL PURCHASER'S INFORMATION. The parties hereto acknowledge and agree that the Initial Purchaser's Information consists solely of the following information in the Preliminary Offering Memorandum and the Offering
Memorandum: (i) the last paragraph on the front cover page concerning the terms of the offering by the Initial Purchaser; (ii) the legend on the inside front cover page concerning over-allotment and trading activities by the Initial Purchaser; and (iii) the statements concerning the Initial Purchaser contained in the third, fourth and sixth paragraphs under the heading "Plan of Distribution".

            16.  GOVERNING LAW.  THIS AGREEMENT SHALL BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS
OF THE STATE OF NEW YORK.

            17. COUNTERPARTS. This Agreement may be executed in one or more counterparts (which may include counterparts delivered by telecopier) and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

            18. AMENDMENTS. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

            19. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

            If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement among the Company, the Subsidiary Guarantors and the Initial Purchaser in accordance with its terms.

                              Very truly yours,

                              TRAVELCENTERS OF AMERICA, INC.


                              By  /s/ James W. George
                                  -------------------------------
                                  Name: James W. George
                                  Title: Senior Vice President and
                                         Assistant Secretary

                              TA OPERATING CORPORATION


                              By  /s/ James W. George
                                  -------------------------------
                                  Name: James W. George
                                  Title: Senior Vice President and
                                         Assistant Secretary

                              NATIONAL AUTO/TRUCKSTOPS, INC.


                              By  /s/ James W. George
                                  -------------------------------
                                  Name: James W. George
                                  Title: Senior Vice President and
                                         Assistant Secretary


Accepted:

CHASE SECURITIES INC.


By      /s/ James C. Neary
  ---------------------------------
        Authorized Signatory

          James C. Neary







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                                                                    28




Address for notices pursuant to Section 8(c):
1 Chase Plaza, 25th floor
New York, New York 10081
Attention:  Legal Department